UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               August 1, 2000
reported)
                                         ---------------------------------------


                                    NN, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23485              62-1096725
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


800 Tennessee Road, Erwin,     Tennessee                        37650
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (423) 743-9151
area code
                                             -----------------------------------



                                      None
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         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On July 31, 2000, NN, Inc., a Delaware corporation ("NN") completed a joint venture transaction with FAG Kugelfischer Georg Schafer AG, a German company ("FAG"), and AB SKF, a Swedish company ("SKF"), to form a new Danish holding company, NN Euroball ApS ("Euroball"). The parties transferred, through Euroball and its subsidiaries, their steel ball manufacturing factories in Pinerolo, Italy (previously owned by SKF), Eltmann, Germany (previously owned by
FAG) and Kilkenny, Ireland (previously owned by NN) to the joint venture. Euroball will employ approximately 700 employees and have yearly sales of approximately 95 Million Euro. Euroball will manufacture and sell high precision chrome steel balls used for ball bearings and other products, and expects that the economy of scale achieved will enhance competitiveness in both cost and quality.

      According to the terms of the agreement, NN Inc. will own 54 percent of the shares in the new company, and SKF and FAG will each own 23 percent. Financing for the transaction was provided by HypoVereinsbank Luxembourg S.A. as agent for Bayerische Hypo-und Vereinsbank AG of Munich, Germany. Acquisition financing of approximately 31.5 Million Euro was drawn at closing, and the credit facility provides for additional working capital and capital expenditure financing.

      The Joint Venture Formation Agreement and the press release issued by NNBR in connection with the acquisition are filed as exhibits to this report and are incorporated herein by reference. The description of the joint venture set forth herein does not purport to be complete and is qualified by the provisions of the Joint Venture Formation Agreement and the press release attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a,b) FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
                Financial statements and pro forma financial information will be filed by amendment within the required reporting period.

          (c)   EXHIBITS. The following exhibits are filed herewith:

          10.20 Joint Venture Formation Agreement, dated as of April 6, 2000, with Amendment No. 1 dated June 15, 2000 and Amendment No. 2 dated July 31, 2000 by and among NN Ball & Roller, Inc., AB SKF, and FAG Kugelfischer George Schafer AG

          99.1  Press Release dated August 1, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NN, Inc.
                                          (Registrant)


DATE: August 8, 2000               /s/ Will C. Kelly

                                    Will C. Kelly
                                    Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

10.20 Joint Venture Formation Agreement, dated as of April 6, 2000, with Amendment No. 1 dated June 15, 2000 and Amendment No. 2 dated July 31, 2000 by and among NN Ball & Roller, Inc., AB SKF, and FAG Kugelfischer George Schafer AG


99.1           Press Release dated August 1, 2000